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5THAMEND.DOC

              EXHIBIT 10(o) - FIFTH AMENDMENT TO CREDIT AGREEMENT


      THIS FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of September 13, 1996 by and among SHAW INDUSTRIES, INC., a corporation organized under the laws of the State of Georgia (the "Borrower"), the Lenders appearing on the signature pages hereof (the "Lenders") and NATIONSBANK, N.A. (SOUTH), as Agent (the "Agent").

      WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Credit Agreement dated as of November 30, 1994, as amended by that certain First Amendment to Credit Agreement dated as of February 28, 1995, as further amended by that certain Second Amendment to Credit Agreement dated as of May 3, 1995, as further amended by that certain Third Amendment to Credit Agreement dated as of September 30, 1995 and as further amended by a Fourth Amendment to Credit Agreement dated as of December 30, 1995 (as so amended, the "Credit Agreement"), pursuant to which the Lenders made certain financial accommodations available to the Borrower;

      WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement on the terms and conditions set forth herein; and

      WHEREAS, the Lenders and the Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

      Section 1. Specific Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) Pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested, and the Agent and each Lender, by executing this Fifth Amendment, have agreed to, the extension of the then current Termination Date from December 31, 1998 to December 31, 1999. Accordingly, the Termination Date is hereby so extended and each party hereto hereby waives any further rights to give or receive any further notice or right to consider or consent to such extension as may be provided for in Section 2.16.

            (b) The pricing grid set forth in the definition of "Applicable Margin" is hereby amended by deleting the existing grid in its entirety and substituting in lieu thereof the following:

         -----------------------------------------------------------------------
                Consolidated Funded         Applicable Margin     Applicable
                 Debt/EBITDA Ratio         for Base Rate Loans Margin for LIBOR
                                                                     Loans

         -----------------------------------------------------------------------

         Greater than 3.25 to 1.00                 0%               0.475%
         -----------------------------------------------------------------------
         ----------------------------------                   ------------------
         Less than or equal to 3.25 to
           1.00 but greater than 2.75 to           0%               0.350%
           1.00
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         Less than or equal to 2.75 to
           1.00 but greater than 2.25 to           0%               0.220%
           1.00
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

         Less than or equal to 2.25 to             0%               0.150%
           1.00
         -----------------------------------------------------------------------

            (c) The facility fee grid set forth in Section 3.07 of the Credit Agreement is hereby amended by deleting the existing grid in its entirety and substituting in lieu thereof the following:

      -----------------------------------------------------------------------

           Consolidated Funded Debt/EBITDA Ratio           Facility Fee
                                                            Percentage
                                                      -----------------------
      ------------------------------------------------

      Greater than 2.75 to 1.00                                       0.15%
      -----------------------------------------------------------------------
                                                      -----------------------
      Less than or equal to 2.75 to 1.00                              0.10%
      -----------------------------------------------------------------------

            (d) Section  8.01(b) of the Credit  Agreement  is hereby  amended by
      deleting  each  reference  to  "July  2,  1994"   contained   therein  and
      substituting in lieu thereof a reference to "June 29, 1996".

            (e) Section 8.01(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  "(c)  Funded Debt to EBITDA Ratio.  Permit, as of the
            end of each fiscal quarter of the Borrower, the Funded Debt/EBITDA Ratio to be greater than 3.50 to 1.00."

            (f) Section 8.02 of the Credit Agreement is hereby amended by inserting the following subparagraph at the end thereof as an additional permitted Indebtedness:

                  "(l) (i) the incurrence by Carpets  International  (UK) PLC, a company  incorporated  in  England  and  Wales  and  a  wholly-owned
            Subsidiary of the Borrower ("Carpets"), of a $125,000,000 multicurrency revolving credit facility under and pursuant to that certain Credit Agreement dated on or about September 13, 1996 by and among Carpets, the Borrower, the Banks from time to time a party thereto, NationsBank, N.A. London Branch, as Agent of NationsBanc Capital Markets International, Limited, as Arranger, as the same may be amended, supplemented or modified from time to time (the "UK Credit Agreement") and (ii) the full, absolute and unconditional Guaranty by the Borrower of the indebtedness and obligations of Carpets under the UK Credit Agreement and the other documents and instruments executed and delivered by Carpets in connection therewith."

      Section 2. Effectiveness of Amendment. This Fifth Amendment, and the amendment effected hereby, shall not be effective until the following conditions precedent to effectiveness shall be satisfied (or waived by all of the Lenders):

      (a) this Fifth Amendment shall be executed and delivered by the Borrower, the Agent and all of the Lenders; and

      (b) the Agent shall have received a certificate from the Senior Vice President of Finance or the Treasurer of the Borrower certifying that, after giving effect to the amendment contemplated hereby, no Default or Event of Default under the Credit Agreement exists.

      Section 3.  Reaffirmation of Representations and Warranties.

      (a) In order to induce the Agent and the Lenders to enter into this Fifth Amendment, the Borrower hereby reaffirms each of the representations and warranties of the Borrower contained in the Credit Agreement as of the date hereof except for either: (i) the occurrence of any event that would render such representations or warranties untrue, but that is expressly permitted by the terms of the Credit Agreement or which would not cause an Event of Default under the Credit Agreement or (ii) the occurrence of any event that would render such representations or warranties untrue but that previously has been disclosed in writing to the Lenders.

      (b) After giving effect to the amendment and the waiver set forth herein, the Borrower represents and warrants to the Agent and the Lenders that no Default or Event of Default has occurred and is continuing under the Credit Agreement.

      (c) The execution, delivery and performance of this Fifth Amendment by the Borrower does not require the consent of any other Person under any document, instrument or agreement to which the Borrower is a party or under which the Borrower is bound.

      Section 4. References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 11.07 of the Credit Agreement.

      Section 5. Benefits. This Fifth Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      Section 6. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

      Section 7. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied.

      Section 8. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

      Section 9. Definitions. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.


                   [Signatures Contained on Following Page]

         [Signature Page to Fifth Amendment to Credit Agreement dated as of September 13, 1996 with Shaw Industries, Inc.]


      IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement to be executed under seal by their duly authorized officers as of the date first above written.

                              THE BORROWER:

                              SHAW INDUSTRIES, INC.


                              By:______________________________
                                   Title:______________________


                              THE AGENT:

                              NATIONSBANK, N.A. (SOUTH), as Agent


                              By:______________________________
                                   Title:______________________


                      [Signatures Continued on Next Page]

         [Signature Page to Fifth Amendment to Credit Agreement dated as of September 13, 1996 with Shaw Industries, Inc.]


                              THE LENDERS:

                              NATIONSBANK, N.A. (SOUTH)


                              By:______________________________
                                    Title:_____________________


                              SUNTRUST BANK, ATLANTA


                              By:______________________________
                                   Title:______________________


                              By:______________________________
                                   Title:______________________


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:_______________________________
                                    Title:______________________